Exhibit 99.1

Tenth Annual Needham & Company Growth Conference INX Inc. Nasdaq: INXI www.INXI.com January 10, 2008 Jim Long, Chairman & CEO Brian Fontana, CFO

GAAP Reconciliation and Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "target," "will" or other similar words are forward-looking statements. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our 2006 Form 10-K, which we urge you to read. All financial results shown are for continuing operations unless otherwise noted During this presentation references to financial measures of INX will include references to non-GAAP financial measures (a 2005 non-cash charge). INX provides a reconciliation between GAAP and non-GAAP financial information on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon. GAAP Reconciliation Safe Harbor Statement

Overview - INX Inc. (Nasdaq: INXI) 2003 2004 2005 2006 9 Mos '06 9 Mos '07 43.595 71.487 107.319 156 110.198 151.368 MSGraph.Chart.8 INX is a provider of Cisco-centric IP Communications solutions to enterprise organizations, including: Network Infrastructure IP Telephony and Video Network Security Network Storage Wireless Connectivity Unified Communications Cisco is the leading manufacturer of enterprise-class Network infrastructure equipment and telephone Systems and INX is the only pure-play publicly traded company focused on providing Cisco- centric solutions to enterprise organizations Revenue in millions

# Overview - INX Inc. (Nasdaq: INXI)

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- NASDAQ GM: INXI
- Shares Outstanding: ~7.5MM
- Float: ~5.5MM
- Diluted shares: ~8.3MM
- 90-day avg. volume: ~50,000
- Headquarters: Houston, Texas



- ✓ Profitable, with 3-year compound annual growth rate of revenue of 53%
- ✓ YTD 2007 (9 mos.): reflects record revenue, record operating income, record EPS
- ✓ YTD 2007 (9 mos.): 37% revenue growth; 158% operating income growth; 233% growth of EPS from continuing operations

INX

INX Key Investment Highlights Leading, focused player in a growing industry Industry-leading organic growth over a multi-year history Major opportunity to consolidate smaller operators and accelerate growth Proven track record of successful, accretive acquisitions Improving operating margins as scale and efficiencies continue to be realized Experienced management team with a history of delivering results at INX

Industry Poised For Years of Growth - Focused Solutions Providers Will Benefit Video will evolve to become an integral part of Enterprise communications over the next decade Microsoft Exchange will become a key VoIP communications component; will strengthen market momentum New and creative applications will enter the market with integrated data, voice and video that enhance communications and collaboration Storage and security are becoming more important aspects of network solutions Industry changes will increase multi-vendor aspect of solutions and the importance of a solutions provider / integrator to enterprise customers The network is becoming more central to all enterprise communications, setting the stage for the next wave of innovation

Industry Change Will Benefit Cisco As Well as Focused Solutions Providers IP Telephony / VoIP is rapidly displacing traditional business telephone systems, but currently represents only ~ 25%-30% of shipments; market expected to grow at 20%-25% per year over next several years Use of VoIP driving requirement to upgrade networks for "Quality of Service" Increasing use of video over the Internet and corporate networks is driving network load and increased network bandwidth requirements Data center virtualization will drive increased enterprise network traffic, need for increased bandwidth, network security and reliability, network-attached storage and SAN technology Cisco will benefit from network upgrades because of their dominant market share in enterprise network infrastructure and IP Telephony

Increasing IP Network Importance & Complexity Benefits Focused Solutions Providers Voice / Video Wireless Access Storage Collaboration Security IP Network Importance & Complexity Demand For Focused Solutions Provider Services Routing & Switching Enterprise organizations are realizing that the IP network is rapidly becoming the platform for all forms of communications, while at the same time the network is becoming more complex. INX is benefiting from this trend. Virtualization

The INX Solutions Set Selling network, IP telephony, network security, wireless and network storage products Network assessment and design consulting and implementation services, billed hourly or by project 15%-19% target gross margin, a level we have been achieving 30%-35% target gross margin, which we have recently been below 12%-15% of total revenue Monitoring and management of the customer's network and devices 40%-50% target gross margin, which we have recently been below 1%-2% of total revenue and growing 80%-85% of total revenue 43% and 38% y/y revenue growth for 2006 and YTD 54% and 29% y/y revenue growth for 2006 and YTD 170% and 69% y/y revenue growth for 2006 and YTD Products Professional Services Managed Services No working capital required Modest working capital required Substantial working and investment capital required

Growth Strategies Continue to expand geographically Continue to grow number and size of clients Continue to make strategic, accretive acquisitions Continue expanding into complementary categories of technology (e.g. network storage & network security) Significant opportunity without any major change in strategy

Increasing Number and Size of Customers We serve U.S. "enterprise" organizations - corporate, state and local government, federal government, and education - with 200 to 50,000 employees 32% growth in number of individual customers to 1,525 in 2006, driven in part by geographic expansion 9.7% growth in average revenue per customer in 2006, driven by increasing size of customers, a function of our increasing size and national presence As we become more of a "national" organization we believe our ability to win larger-sized customers will be enhanced

5 markets 3 years ago 10 new markets added in '05 & '06 New England added 8/31/07 Insignificant presence today Geographic Expansion - Recent 3x Growth Of Markets Served Houston Metairie San Antonio Austin Dallas El Paso Albuquerque Los Angeles Eugene Portland Seattle Washington Tampa New York Boise Our recent geographic expansion is a long-term growth driver that increased expenses in late 2005 & 2006. We expanded from 5 markets to 15 markets in less than 2 years starting in mid-2005. As newer markets continue to grow we expect leverage of operating expenses and improvement in operating profit margin Combination of acquisitions and green-field startups

Competition: National Presence + Focus & Expertise Are Competitive Advantages High focus & expertise Low focus & expertise Low geographic presence High geographic presence INX's increasingly national presence, combined with a high level of focus and expertise, is a competitive advantage with large, national- presence customers Small, focused, regional solutions providers Large IT solutions providers and telecom carriers Small, generalist VARs & IT solutions providers

Acquisitions Strategy We seek to acquire regional Cisco partners within a highly fragmented environment Financing is limited for smaller, privately-held solution providers, constraining growth relative to demand for IP Communications solutions Purchase prices for smaller, capital constrained, private firms are modest relative to revenue generation and earnings potential as part of INX We add value to the organizations we acquire: Highly focused strategy and experience together with a national platform Strong Cisco relationship Better pricing and terms on purchases Enhance services capability with long term support offerings Ability to eliminate certain administrative costs

Acquisitions History 4 acquisitions over past 4 years (all more than 1 year ago) + Boston on 8/31/2007 All acquisitions have been successful and accretive to earnings per share Both "mature" market offices and the '05-'06 acquisitions are producing reasonable and similar levels of operating profit margin contribution at approximately 7%-9% of revenue, which we expect to improve slightly over time to the upper end of such range * Dollars in millions.

Our Two 2005 Acquisitions Delivered Substantial Organic Revenue Growth 2005 2006 YTD 06 YTD 07 Estimated pre-acquisition revenue 13.92 0 Post-acquisition revenue 15.4 46.1 33.6 43 In mid-2005 we acquired two businesses - Network Architects and InfoGroup Northwest 57% y/y revenue growth for 2006 compared to pro-forma 2005 revenue 28% y/y revenue growth YTD 2007 $29.3 $46.1 * Dollars in millions. "Pre-acquisition revenue" reflects estimated revenue for the acquired operations for the period in 2005 prior to the acquisition in order to provide a meaningful year-over-year comparison. $33.6 $43.1 Pre-acquisition revenue

Our 2006 Acquisition Also Delivered Strong Organic Growth YTD '06 YTD '07 Pre-acquisition revenue 1.3 0 Post-acquisition revenue 4.2067 10.182 $4.2 $10.2 * Dollars in millions. "Pre-acquisition revenue" reflects estimated revenue for the acquired operations for the period prior to the acquisition in order to provide a meaningful year-over-year comparison. YTD is 9 mos. In February 2006 we acquired Datatran, in Los Angeles, CA 143% y/y revenue growth YTD 2007 Post-acquisition revenue Pre-acquisition revenue

YTD-06 YTD-07 Pre-acquisition revenue 0 0 Post-acquisition revenue 1.5634 5.3 Profitability Improving For Our '05-'06 Acquisitions Due To Revenue Growth and Improving Margin % YTD-06 YTD-07 Pre-acquisition revenue 0 0 Post-acquisition revenue 0.043 0.1 $1.6 4.3% $5.3 Operating Profit Contribution Margin % Operating Profit Contribution $ 231% Growth 10.0% Note: "Operating Profit Contribution" for a business unit is the direct operating profit from such business unit without any allocation of "corporate" costs to the business unit * YTD is 9 months ended 9/30/2007

Past Acquisitions Have Been Financially Successful And Accretive To Earnings * "recent" annualized operating profit contribution based on recent YTD (9 mos.); unaudited results

(Dollars in thousands) 8/31/2007 Acquisition of Select, Inc. - Expected To Be Accretive Valuation assuming earn-out being paid at minimum and maximum amounts based on forward 12-month operating income goals

Our Longer-Term Financial Expectations We believe the market we serve in the U.S. is growing at ~15%-25% based on independent research and Cisco's growth in relevant subsets of their business We hope to grow faster than industry growth rates over the long run by: gaining market share because of our focus and expertise increasing revenue per customer by selling to larger customers expanding geographically (primarily through acquisitions) introducing new offerings to customers (such as storage and security) Our operating profit margin % has been below our target range due to rapid geographic expansion and strategic investments such as NetSurant managed service offering and other new practice areas We expect our operating income margin % to improve into our long-term target range of 4% to 7% as we achieve scale and improve productivity of increased engineering and staffing levels

Gross Margin Product vs. Services Revenue Sources Product gross margin has trended upward over a multi-year period, a function of our increasingly high value-add solutions and increasing business from repeat customers Services gross margin declined in 2005 and 2006 due to rapid national expansion and start-up of new practice areas, both of which increased engineering and other categories of costs of service in advance of service revenue production; improving recently as benefits are realized 2003 2004 2005 2006 YTD Products 0.145 0.151 0.157 0.186 0.175 Services 0.296 0.334 0.25 0.21 0.26 * 2005 results exclude one-time non-cash charge of $5.7 million

Gross and Operating Profit Margin Gross profit margin on total revenue has trended slightly upward over the past several years as improving mix of service revenue and improving gross margin on product revenue offset declining gross margin on service revenue through 2006 Operating profit margin turned positive in 2004, then declined in 2005 and 2006 as we executed on rapid geographic expansion and introduced new practice areas, but began to improve in 2007 as benefits of expansion began to be realized. 2003 2004 2005 2006 YTD Gross Margin 0.159 0.181 0.173 0.195 0.186 Operating Profit Margin -0.006 0.023 0.014 0.011 0.017 * 2005 results exclude one-time non-cash charge of $5.7 million

Staffing - Investing For Growth & Leveraging Cost Engineers 35 133 280% Sales 26 105 304% Branch office administration 8 31 288% Corporate operations 12 39 225% Corporate administration 16 17 6% Totals 97 325 235% 12/31/04 10/31/07 % Incr. Since starting national expansion in 2005, with over 3x increase in markets served, staffing has increased substantially in areas related to growth, but we have leveraged growth of administrative and operations staff relative to revenue producing staff; for 2006, direct employee costs were 68% of total operating expenses, so leveraging employee costs is key to improving operating profit margin 142% increase in non-revenue-producers 290% increase in revenue-producers

2005 2005 2006 YTD '07 Sales compensation 0.054 0.059 0.074 0.0632 Operating Expenses / Sales % (total op-ex in 3 major categories) 2004 2005 2006 YTD '07 0.053 0.046 0.058 0.0593 Sales Compensation 2004 2005 2006 YTD '07 0.063 0.061 0.058 0.0476 Corporate Costs Branch/Business Unit Costs (excluding sales comp) We have successfully leveraged "corporate" costs such as accounting, MIS, centralized operations and administration - expect this trend to continue Branch office/BU costs increased in 2006 because of substantial startup operations (YTD-2007 also included unusual expenses) - expect improvement Sales compensation increased in late 2005 and 2006 as we significantly increased sales staff - expect further improvement as newer sales staff become productive

Operating Results Highlights (Dollars in thousands, except EPS)

Balance Sheet Highlights (Dollars in thousands) During 1H-07 net cash improved by $10.6 million, or $1.34 per diluted common share, to $7.8 million; debt was reduced to almost zero from $4.6 million, which improvement was driven primarily by cash earnings and an improvement in AR DSOs During Q3-07, used $6 million in debt to finance an acquisition

Summary Substantial industry growth driven by implementation of VoIP technology, video over IP, storage moving to the network, and virtualization of the data center IP communications is a multi-billion dollar, rapidly growing market in which Cisco is gaining market share in IP telephony & INX is the only pure play public company focused on delivering Cisco IP communications solutions Excellent track record of industry-leading organic growth and executing on acquisitions Revenue growth & improving service gross margin is leading to improving operating profit margin % 2003 2004 2005 2006 43.595 71.487 107.319 156 Revenue in millions